Schedule of Investments PIMCO Corporate & Income Strategy Fund	October 31, 2021 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 159.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 29.4%
AAdvantage Loyalty IP Ltd. 5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$2,300	$2,396
Aggreko PLC TBD% due 08/17/2026		1,168	1,162
AP Core Holdings, LLC 6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		6,011	6,031
Armor Holding, LLC TBD% due 10/29/2028		1,500	1,485
Astound Radiate Bridge TBD% due 09/25/2026		3,009	3,004
BWAY Holding Co. 3.337% (LIBOR03M + 3.250%) due 04/03/2024 ~		696	679
Caesars Resort Collection LLC
2.837% (LIBOR03M + 2.750%) due 12/23/2024 ~		13,758	13,709
Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	2,192	2,533
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$948	948
CBL & Associates Properties, Inc. TBD% due 11/01/2028		36	36
Cengage Learning, Inc. 5.750% (LIBOR03M + 4.750%) due 06/29/2026 ~		4,677	4,710
Clear Channel Outdoor Holdings, Inc. 3.601% - 3.629% (LIBOR03M + 3.500%) due 08/21/2026 ~		4,987	4,914
Coty, Inc. 2.337% (LIBOR03M + 2.250%) due 04/07/2025 ~		2,134	2,106
Emerald TopCo, Inc. 3.587% - 3.629% (LIBOR03M + 3.500%) due 07/24/2026 ~		105	104
Envision Healthcare Corp. 3.837% (LIBOR03M + 3.750%) due 10/10/2025 ~		20,094	16,678
Fly Funding SARL 7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~		4,275	4,291
Forbes Energy Services LLC (7.000% PIK) 7.000% due 12/31/2021 «(c)		202	0
Frontier Communications Corp. 4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		4,444	4,448
Gateway Casinos & Entertainment Limited
8.136% (LIBOR03M + 8.000%) due 10/15/2027 «~		5,798	5,679
8.460% due 10/18/2027 «	CAD	1,265	1,022
Grinding Media, Inc. 4.122% (LIBOR03M + 4.000%) due 10/12/2028 ~		$2,300	2,306
Hertz Corp. 4.000% (LIBOR03M + 3.500%) due 06/30/2028 ~		5	5
INEOS Finance PLC 2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	2,686	3,093
Intelsat Jackson Holdings S.A. 3.600% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 «~µ		$1,183	1,189
Lealand Finance Company B.V. 3.087% (LIBOR03M + 3.000%) due 06/30/2024 «~		75	45
Lealand Finance Company B.V. (1.087% Cash and 3.000% PIK) 4.087% (LIBOR03M + 1.000%) due 06/30/2025 ~(c)		351	165
Mattress Firm, Inc. 5.000% (LIBOR03M + 4.250%) due 09/25/2028 ~		2,600	2,592
Mavenir Systems, Inc. 5.250% (LIBOR03M + 4.750%) due 08/13/2028 ~		2,300	2,312
Medline Industries, Inc. TBD% due 10/23/2028		1,700	1,703
MH Sub LLC 3.587% (LIBOR03M + 3.500%) due 09/13/2024 ~		2,498	2,491
MPH Acquisition Holdings LLC 4.750% (LIBOR03M + 4.250%) due 08/17/2028 ~		5,900	5,765
Promotora de Informaciones SA TBD% due 03/31/2025	EUR	5,201	5,888
PUG LLC 3.587% (LIBOR03M + 3.500%) due 02/12/2027 ~		$4,660	4,582
Redstone Buyer LLC 5.500% (LIBOR03M + 4.750%) due 04/27/2028 ~		2,644	2,563
Rising Tide Holdings, Inc. 5.500% (LIBOR03M + 4.750%) due 06/01/2028 ~		998	1,000
Sasol Ltd. 0.500% - 1.720% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		3,931	3,792
Scientific Games International, Inc. 2.800% (LIBOR03M + 2.750%) due 08/14/2024 ~		900	898

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

SkyMiles IP Ltd. 4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		2,400	2,559
Syniverse Holdings, Inc.
TBD% due 10/15/2028 «		14,385	14,371
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		12,403	12,412
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		1,399	1,401
Team Health Holdings, Inc. 3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		7,963	7,603
TK Elevator Midco Gmbh TBD% due 07/29/2027	EUR	5,000	5,755
TransDigm, Inc.
2.337% (LIBOR03M + 2.250%) due 08/22/2024 ~		$2,040	2,023
2.337% (LIBOR03M + 2.250%) due 05/30/2025 ~		2,040	2,018
2.337% (LIBOR03M + 2.250%) due 12/09/2025 ~		2,040	2,017
United Airlines, Inc. 4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		4,783	4,854
Univision Communications, Inc. 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		3,419	3,419
Westmoreland Coal Company (15.000% PIK) 15.000% due 03/15/2029 (c)		4,284	1,285
Windstream Services LLC 7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		2,455	2,469

Total Loan Participations and Assignments (Cost $183,775)			178,510

CORPORATE BONDS & NOTES 69.4%
BANKING & FINANCE 15.9%
Ally Financial, Inc. 8.000% due 11/01/2031 (l)		927	1,300
Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029 (l)		3,900	3,759
Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025 (l)	EUR	6,959	8,152
3.625% due 09/24/2024 (l)		1,714	2,040
5.375% due 01/18/2028 •		600	508
8.000% due 01/22/2030 •(l)		2,200	1,971
8.500% due 09/10/2030 •(l)		2,000	1,850
10.500% due 07/23/2029 (l)		863	913
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	700	172
Barclays PLC
4.375% due 03/15/2028 •(i)(j)(l)		$3,400	3,353
5.875% due 09/15/2024 •(i)(j)(l)	GBP	1,400	2,002
6.125% due 12/15/2025 •(i)(j)		$2,000	2,199
Cosaint Re Pte Ltd. 9.288% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		700	731
Credit Agricole S.A. 7.875% due 01/23/2024 •(i)(j)(l)		200	222
Credit Suisse Group AG 7.500% due 07/17/2023 •(i)(j)(l)		200	213
Erste Group Bank AG 4.250% due 10/15/2027 •(i)(j)(l)	EUR	200	245
Ford Motor Credit Co. LLC 2.330% due 11/25/2025		100	120
Fortress Transportation & Infrastructure Investors LLC 6.500% due 10/01/2025 (l)		$361	372
GSPA Monetization Trust 6.422% due 10/09/2029		2,947	3,141
HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(l)	GBP	200	296
6.000% due 09/29/2023 •(i)(j)(l)	EUR	2,100	2,626
Kennedy-Wilson, Inc. 4.750% due 02/01/2030 (l)		$1,300	1,310
Lloyds Banking Group PLC
4.947% due 06/27/2025 •(i)(j)	EUR	1,542	1,945
6.750% due 06/27/2026 •(i)(j)(l)		$1,958	2,239
7.500% due 06/27/2024 •(i)(j)(l)		2,800	3,101
MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (l)		5,800	6,150
5.750% due 02/01/2027 (l)		700	799
Natwest Group PLC
6.000% due 12/29/2025 •(i)(j)		2,000	2,216
8.000% due 08/10/2025 •(i)(j)(l)		6,390	7,500
Navient Corp. 5.625% due 08/01/2033 (l)		686	652
Newmark Group, Inc. 6.125% due 11/15/2023		62	67
Park Aerospace Holdings Ltd. 5.500% due 02/15/2024		6	6
PennyMac Financial Services, Inc.
4.250% due 02/15/2029 (l)		300	283
5.750% due 09/15/2031 (l)		1,300	1,280
PRA Group, Inc.
5.000% due 10/01/2029 (l)		1,300	1,286

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

7.375% due 09/01/2025 (l)		1,700	1,815
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)(l)		200	223
7.375% due 10/04/2023 •(i)(j)(l)		600	646
Tesco Property Finance PLC 7.623% due 07/13/2039 (l)	GBP	223	444
Unique Pub Finance Co. PLC 5.659% due 06/30/2027 (l)		473	732
Uniti Group LP
6.000% due 01/15/2030 (l)		$5,821	5,757
7.875% due 02/15/2025 (l)		14,430	15,194
Voyager Aviation Holdings LLC 8.500% due 05/09/2026		7,150	6,571

			96,401

INDUSTRIALS 44.9%
AA Bond Co. Ltd. 5.500% due 07/31/2050 (l)	GBP	2,332	3,608
Air Canada
3.875% due 08/15/2026 (l)		$2,200	2,230
4.625% due 08/15/2029	CAD	900	727
Altice Financing S.A.
4.250% due 08/15/2029 (l)	EUR	1,320	1,500
5.750% due 08/15/2029 (l)		$3,399	3,348
Altice France S.A.
4.250% due 10/15/2029 (l)	EUR	2,600	2,981
5.500% due 10/15/2029 (l)		$5,500	5,398
American Airlines, Inc.
5.500% due 04/20/2026 (l)		1,400	1,470
5.750% due 04/20/2029		100	108
Associated Materials LLC 9.000% due 09/01/2025 (l)		299	318
BCP Modular Services 4.750% due 11/30/2028	EUR	1,620	1,873
Boeing Co.
5.705% due 05/01/2040 (l)		$736	946
5.805% due 05/01/2050 (l)		958	1,315
5.930% due 05/01/2060 (l)		884	1,246
6.125% due 02/15/2033 (l)		1,447	1,836
Bombardier, Inc.
7.125% due 06/15/2026 (l)		861	904
7.500% due 12/01/2024 (l)		1,000	1,043
7.500% due 03/15/2025 (l)		5,257	5,403
7.875% due 04/15/2027 (l)		6,633	6,904
Broadcom, Inc.
3.187% due 11/15/2036 (l)		65	64
4.150% due 11/15/2030 (l)		477	525
CGG S.A.
7.750% due 04/01/2027 (l)	EUR	2,250	2,597
8.750% due 04/01/2027 (l)		$6,964	6,868
Charter Communications Operating LLC
3.700% due 04/01/2051 (l)		4,400	4,327
3.850% due 04/01/2061 (l)		400	387
4.400% due 12/01/2061 (l)		1,000	1,063
Community Health Systems, Inc.
6.625% due 02/15/2025 (l)		620	646
8.000% due 03/15/2026 (l)		753	795
Coty, Inc.
3.875% due 04/15/2026 (l)	EUR	5,400	6,369
5.000% due 04/15/2026 (l)		$4,550	4,669
CVS Pass-Through Trust 7.507% due 01/10/2032 (l)		638	796
Delta Air Lines, Inc. 7.375% due 01/15/2026 (l)		508	598
Deluxe Corp. 8.000% due 06/01/2029 (l)		4,688	4,942
Exela Intermediate LLC 10.000% due 07/15/2023		117	98
Ferroglobe PLC 9.375% due 12/31/2025 (k)(l)		1,550	1,602
First Quantum Minerals Ltd. 6.500% due 03/01/2024 (l)		1,214	1,234
Ford Motor Co. 7.700% due 05/15/2097 (l)		7,315	9,567
Fresh Market, Inc. 9.750% due 05/01/2023 (l)		5,650	5,812
Frontier Communications Corp. 6.000% due 01/15/2030 (l)		1,480	1,489
Frontier Finance PLC 8.000% due 03/23/2022	GBP	863	1,203
Gannett Holdings LLC 6.000% due 11/01/2026		$400	400
General Electric Co. 6.875% due 01/10/2039 (l)		2	3

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

HCA, Inc. 7.500% due 11/15/2095 (l)		1,200	1,798
HollyFrontier Corp. 4.500% due 10/01/2030 (l)		8,625	9,407
Innophos Holdings, Inc. 9.375% due 02/15/2028 (l)		108	117
Intelsat Connect Finance S.A. 9.500% due 02/15/2023 ^(d)		86	22
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)		3,914	1,972
8.000% due 02/15/2024		44	45
8.500% due 10/15/2024 ^(d)		11,123	5,742
9.750% due 07/15/2025 ^(d)		3,007	1,515
Intelsat Luxembourg S.A. 8.125% due 06/01/2023 ^(d)(l)		1,121	13
Jaguar Land Rover Automotive PLC
4.500% due 01/15/2026 (l)	EUR	400	471
6.875% due 11/15/2026 (l)		3,900	5,035
Las Vegas Sands Corp. 3.900% due 08/08/2029 (l)		$300	305
Level 3 Financing, Inc. 3.625% due 01/15/2029 (l)		1,012	959
Match Group Holdings LLC 3.625% due 10/01/2031 (l)		4,200	4,082
Melco Resorts Finance Ltd. 5.750% due 07/21/2028 (l)		1,500	1,496
Midas OpCo Holdings LLC 5.625% due 08/15/2029 (l)		1,500	1,530
Mozart Debt Merger Sub, Inc.
3.875% due 04/01/2029 (l)		1,700	1,694
5.250% due 10/01/2029 (l)		1,500	1,524
NCL Corp. Ltd.
10.250% due 02/01/2026 (l)		3,203	3,684
12.250% due 05/15/2024 (l)		2,900	3,425
New Albertson's LP 6.570% due 02/23/2028 (l)		5,600	6,212
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (l)		11,300	12,568
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (c)		47	52
Norfolk Southern Corp. 4.100% due 05/15/2121 (l)		600	700
Odebrecht Oil & Gas Finance Ltd. 0.000% due 11/29/2021 (g)(i)		753	11
Oi Movel S.A. 8.750% due 07/30/2026		2,500	2,595
Olympus Water U.S. Holding Corp.
4.250% due 10/01/2028 (l)		1,400	1,378
5.375% due 10/01/2029 (l)	EUR	2,400	2,695
6.250% due 10/01/2029		$400	400
Oracle Corp. 4.100% due 03/25/2061 (k)(l)		200	220
Ortho-Clinical Diagnostics, Inc. 7.375% due 06/01/2025		23	24
Petroleos Mexicanos
2.750% due 04/21/2027 (l)	EUR	4,522	4,903
5.950% due 01/28/2031 (l)		$1,911	1,884
6.750% due 09/21/2047 (l)		950	842
6.840% due 01/23/2030 (l)		2,220	2,325
6.950% due 01/28/2060 (l)		300	267
7.690% due 01/23/2050 (l)		110	105
Prosus NV
1.985% due 07/13/2033 (l)	EUR	600	671
3.061% due 07/13/2031 (l)		$1,400	1,360
3.680% due 01/21/2030 (l)		1,900	1,955
4.027% due 08/03/2050 (l)		500	470
QVC, Inc. 5.950% due 03/15/2043 (l)		2,408	2,507
Rolls-Royce PLC
3.375% due 06/18/2026	GBP	100	138
4.625% due 02/16/2026	EUR	100	129
5.750% due 10/15/2027 (l)	GBP	1,500	2,287
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031 (l)		1,000	1,825
Sands China Ltd.
2.300% due 03/08/2027 (l)		$600	569
2.850% due 03/08/2029 (l)		500	470
3.250% due 08/08/2031 (l)		400	376
5.400% due 08/08/2028 (l)		5,128	5,546
Schenck Process Holding GmbH 6.875% due 06/15/2023	EUR	750	872
Seagate HDD Cayman 4.091% due 06/01/2029 (l)		$5,000	5,176
Tempur Sealy International, Inc. 3.875% due 10/15/2031 (l)		2,800	2,778

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

Teva Pharmaceutical Finance BV 3.650% due 11/10/2021 (l)		1,864	1,869
Times Square Hotel Trust 8.528% due 08/01/2026		1,051	1,130
Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		2,123	2,399
5.750% due 09/30/2039 (l)		8,709	10,589
Transocean Pontus Ltd. 6.125% due 08/01/2025		98	98
Transocean, Inc.
7.250% due 11/01/2025		74	61
7.500% due 01/15/2026		26	21
8.000% due 02/01/2027		117	90
Triumph Group, Inc. 6.250% due 09/15/2024		67	67
U.S. Renal Care, Inc. 10.625% due 07/15/2027 ~		59	61
Unigel Luxembourg S.A. 8.750% due 10/01/2026 (l)		400	425
United Airlines, Inc. 4.375% due 04/15/2026 ~(l)		500	518
United Group BV 4.875% due 07/01/2024	EUR	100	117
Univision Communications, Inc. 5.125% due 02/15/2025 ~(l)		$433	440
Valaris Ltd. (8.250% Cash or 12.000% PIK) 8.250% due 04/30/2028 (c)		915	954
Vale Overseas Ltd.
6.875% due 11/21/2036		59	77
6.875% due 11/10/2039		43	57
Vale S.A. 0.000% due 12/29/2049 «~(i)	BRL	90,000	8,495
Veritas U.S., Inc. 7.500% due 09/01/2025 (l)		$930	965
Vertiv Group Corp. 4.125% due 11/15/2028 (l)		1,500	1,494
Viking Cruises Ltd. 13.000% due 05/15/2025 (l)		3,697	4,238
VOC Escrow Ltd. 5.000% due 02/15/2028 (l)		4,500	4,472
Windstream Escrow LLC 7.750% due 08/15/2028 (l)		7,444	7,883
Wolverine Escrow LLC
8.500% due 11/15/2024 (l)		10,300	9,570
9.000% due 11/15/2026 (l)		5,688	5,243
Wynn Las Vegas LLC 5.250% due 05/15/2027 (l)		400	406
Wynn Macau Ltd.
5.125% due 12/15/2029 (l)		200	181
5.625% due 08/26/2028 (l)		2,200	2,058

			272,336

UTILITIES 8.6%
AT&T, Inc.
3.500% due 02/01/2061 (l)		1,192	1,164
3.850% due 06/01/2060 (l)		1,450	1,533
DTEK Finance PLC (1.500% Cash and 3.500% PIK) 5.000% due 12/31/2027 (c)		3,611	2,221
Genesis Energy LP
6.500% due 10/01/2025 (l)		900	889
8.000% due 01/15/2027 (l)		1,603	1,613
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030 (l)		3,600	4,539
NGD Holdings BV 6.750% due 12/31/2026 (l)		377	371
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(c)		198	115
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		403	401
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(c)		5,278	1,326
Oi S.A. (10.000% Cash or 12.000% PIK) 10.000% due 07/27/2025 (c)(l)		3,440	3,104
Pacific Gas & Electric Co.
3.450% due 07/01/2025 (l)		217	226
3.750% due 08/15/2042		22	21
4.000% due 12/01/2046		7	7
4.250% due 03/15/2046 (l)		1,700	1,732
4.300% due 03/15/2045 (l)		27	27
4.450% due 04/15/2042 (l)		213	217
4.500% due 07/01/2040 (l)		2,303	2,400
4.500% due 12/15/2041 (l)		275	276
4.550% due 07/01/2030 (l)		3,722	4,058
4.600% due 06/15/2043 (l)		118	121
4.750% due 02/15/2044 (l)		3,754	3,887

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

4.950% due 07/01/2050 (l)		3,358	3,722
Peru LNG SRL 5.375% due 03/22/2030 (l)		4,832	4,104
Petrobras Global Finance BV
6.250% due 12/14/2026 (l)	GBP	3,966	6,052
6.625% due 01/16/2034 (l)		100	155
Rio Oil Finance Trust
8.200% due 04/06/2028 (l)		$232	264
9.250% due 07/06/2024 (l)		211	230
9.250% due 07/06/2024		1,533	1,676
9.750% due 01/06/2027 (l)		301	352
Transocean Phoenix Ltd. 7.750% due 10/15/2024		318	324
Transocean Poseidon Ltd. 6.875% due 02/01/2027		5,010	5,005

			52,132

Total Corporate Bonds & Notes (Cost $412,365)			420,869

CONVERTIBLE BONDS & NOTES 0.6%
INDUSTRIALS 0.6%
DISH Network Corp. 3.375% due 08/15/2026		3,400	3,473

Total Convertible Bonds & Notes (Cost $3,400)			3,473

MUNICIPAL BONDS & NOTES 5.0%
CALIFORNIA 0.1%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021 3.000% due 06/01/2046		600	616

ILLINOIS 3.0%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010 7.517% due 01/01/2040 (l)		12,700	17,997
Chicago, Illinois General Obligation Bonds, Series 2017 7.045% due 01/01/2029		95	109
Illinois State General Obligation Bonds, (BABs), Series 2010 7.350% due 07/01/2035		20	25

			18,131

PUERTO RICO 1.0%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014 8.000% due 07/01/2035 ^(d)		7,000	6,178

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046		735	769

WEST VIRGINIA 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		44,400	4,717

Total Municipal Bonds & Notes (Cost $23,483)			30,411

U.S. GOVERNMENT AGENCIES 2.5%
Fannie Mae
3.000% due 02/25/2043 - 06/25/2050 (a)(l)		19,488	2,610
5.839% due 07/25/2029 •		1,150	1,272
Freddie Mac
0.000% due 02/25/2046 (b)(g)		2,126	1,786
0.100% due 02/25/2046 (a)		2,127	0
3.500% due 05/25/2050 (a)		2,314	396
6.145% due 11/25/2055 «~		7,842	4,842
7.639% due 12/25/2027 •		3,263	3,528
10.839% due 03/25/2025 •		473	488

Total U.S. Government Agencies (Cost $20,099)			14,922

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.6%
Banc of America Funding Trust 6.000% due 07/25/2037 ^		197	197
Banc of America Mortgage Trust 6.000% due 03/25/2037 ^		150	143
BCAP LLC Trust
2.950% due 03/27/2036 ~		1,676	1,391
3.052% due 08/28/2037 ~		3,057	3,066
4.790% due 03/26/2037 þ		681	1,075
Bear Stearns ALT-A Trust
0.589% due 01/25/2036 ^•		617	756

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

2.689% due 11/25/2035 ^~	3,089	3,004
2.993% due 11/25/2036 ^~	2,932	1,958
3.073% due 09/25/2035 ^~	299	221
3.098% due 09/25/2047 ^~	4,268	2,830
3.391% due 08/25/2036 ^~	635	410
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 þ	255	257
CD Mortgage Trust 5.688% due 10/15/2048	373	365
Chase Mortgage Finance Trust
3.049% due 12/25/2035 ^~	5	5
6.000% due 07/25/2037 ^	571	382
Citigroup Mortgage Loan Trust 2.529% due 04/25/2037 ^~	170	153
Commercial Mortgage Loan Trust 5.972% due 12/10/2049 ~	1,731	805
Countrywide Alternative Loan Resecuritization Trust 6.000% due 08/25/2037 ^~	803	607
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	206	126
5.750% due 01/25/2035	171	176
5.750% due 02/25/2035	229	211
5.750% due 03/25/2037 ^	454	348
6.000% due 02/25/2035	774	746
6.000% due 04/25/2036	763	495
6.000% due 02/25/2037 ^~	4,244	2,385
6.000% due 04/25/2037 ^	784	505
6.250% due 12/25/2036 ^•	1,211	807
6.500% due 08/25/2036 ^	384	201
Countrywide Home Loan Mortgage Pass-Through Trust
2.715% due 09/20/2036 ^~	156	151
6.000% due 07/25/2037	1,160	737
Credit Suisse Mortgage Capital Certificates 2.767% due 10/26/2036 ~	6,911	5,617
GS Mortgage Securities Corp. Trust 4.591% due 10/10/2032 ~	4,600	4,507
GSR Mortgage Loan Trust
3.565% due 08/25/2034 ~	229	225
5.500% due 05/25/2036 ^	20	178
6.000% due 02/25/2036 ^	1,386	846
HarborView Mortgage Loan Trust
0.560% due 01/19/2036 ^•	921	876
3.568% due 06/19/2036 ^~	4,336	2,788
IndyMac Mortgage Loan Trust 6.500% due 07/25/2037 ^	3,329	1,682
Jackson Park Trust 3.242% due 10/14/2039 ~	1,772	1,638
Jefferies Resecuritization Trust 6.000% due 05/26/2036	7,477	4,414
JP Morgan Alternative Loan Trust
3.320% due 03/25/2037 ^~	873	915
6.000% due 12/25/2035 ^	1,033	930
JP Morgan Mortgage Trust
2.667% due 01/25/2037 ^~	278	250
2.725% due 02/25/2036 ^~	1,143	954
3.004% due 04/25/2037 ~	4	3
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^	275	85
6.249% due 02/15/2040 ^~	202	84
Lehman Mortgage Trust 6.000% due 07/25/2037 ^	54	55
Lehman XS Trust 0.309% due 06/25/2047 •	1,180	1,142
MASTR Alternative Loan Trust 6.750% due 07/25/2036	1,520	845
Merrill Lynch Mortgage Investors Trust 2.721% due 03/25/2036 ^~	474	299
Residential Accredit Loans, Inc. Trust
0.319% due 05/25/2037 ^•	95	76
3.247% due 12/26/2034 ^~	923	479
6.000% due 08/25/2036 ^	193	193
Residential Asset Securitization Trust
6.000% due 11/25/2036 ^	2,438	1,294
6.250% due 09/25/2037 ^	2,481	1,458
Residential Funding Mortgage Securities, Inc. Trust
3.918% due 02/25/2037 ~	947	760
6.500% due 03/25/2032	91	95
Sequoia Mortgage Trust
2.511% due 02/20/2047 ~	167	152
2.647% due 07/20/2037 ^~	373	342
Structured Adjustable Rate Mortgage Loan Trust
2.756% due 07/25/2035 ^~	372	348
2.933% due 01/25/2036 ^~	1,529	1,090
2.946% due 11/25/2036 ^~	1,305	1,265
SunTrust Adjustable Rate Mortgage Loan Trust
2.254% due 04/25/2037 ^~	183	123

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

2.355% due 02/25/2037 ^~		148	139
WaMu Mortgage Pass-Through Certificates Trust
2.923% due 07/25/2037 ^~		264	268
3.060% due 02/25/2037 ^~		324	323
3.140% due 07/25/2037 ^~		568	578
3.176% due 10/25/2036 ^~		1,179	1,157
Washington Mutual Mortgage Pass-Through Certificates Trust
0.927% due 05/25/2047 ^•		53	6
6.000% due 10/25/2035 ^		1,134	936

Total Non-Agency Mortgage-Backed Securities (Cost $66,849)			63,928

ASSET-BACKED SECURITIES 13.2%
ACE Securities Corp. Home Equity Loan Trust 0.674% due 02/25/2036 •		23,682	24,084
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	1,202
Apidos CLO 0.000% due 01/20/2031 ~		$4,500	2,561
Argent Securities Trust 0.469% due 03/25/2036 •		3,298	2,243
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	1,600	1,089
Bear Stearns Asset-Backed Securities Trust
0.229% due 10/25/2036 ^•		$2,488	3,337
6.500% due 10/25/2036 ^		337	224
Belle Haven ABS CDO Ltd. 0.383% due 07/05/2046 •		175,347	445
Carlyle Global Market Strategies CLO Ltd. 0.000% due 07/20/2029 ~		1,895	928
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	935
0.000% due 10/22/2031 ~		1,500	553
Citigroup Mortgage Loan Trust 0.249% due 12/25/2036 •		1,517	1,024
First Franklin Mortgage Loan Trust
1.034% due 09/25/2035 •		3,442	3,306
1.064% due 05/25/2036 •		6,483	6,160
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(g)		8	660
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	500	306
Home Equity Mortgage Loan Asset-Backed Trust 0.249% due 07/25/2037 •		$8,619	5,843
JP Morgan Mortgage Acquisition Trust 4.504% due 10/25/2030 ^þ		3,977	2,780
Lehman XS Trust 5.670% due 08/25/2035 ^þ		34	36
LNR CDO Ltd. 0.367% due 02/28/2043 •		1,620	39
Marlette Funding Trust 0.000% due 09/17/2029 «(g)		7	707
Merrill Lynch Mortgage Investors Trust 0.409% due 04/25/2037 •		425	288
Morgan Stanley ABS Capital, Inc. Trust 0.389% due 06/25/2036 •		294	272
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		463	291
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 1.859% due 10/25/2034 •		573	597
Residential Asset Mortgage Products Trust 1.289% due 01/25/2035 ^•		2,304	2,265
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		3	3,209
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		4	1,907
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	513
0.000% due 10/15/2048 «(g)		1	393
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		4,300	584
0.000% due 07/25/2040 «(g)		21	360
0.000% due 09/25/2040 «(g)		1,718	360
South Coast Funding Ltd. 0.728% due 08/10/2038 •		9,715	1,240
Symphony CLO Ltd. 4.727% due 07/14/2026 •		2,000	1,997
Taberna Preferred Funding Ltd.
0.501% due 08/05/2036 •		293	260
0.501% due 08/05/2036 ^•		5,426	4,802

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

0.603% due 07/05/2035 •		2,576	2,332

Total Asset-Backed Securities (Cost $84,575)			80,132

SOVEREIGN ISSUES 4.1%
Argentina Government International Bond
0.500% due 07/09/2030 þ		3,343	1,055
1.000% due 07/09/2029		669	243
1.125% due 07/09/2035 þ		3,289	972
1.125% due 07/09/2046 þ		115	36
2.000% due 01/09/2038 þ(l)		10,995	4,046
2.500% due 07/09/2041 þ(l)		5,955	2,055
15.500% due 10/17/2026	ARS	53,560	112
34.163% (BADLARPP) due 10/04/2022 ~		58	0
Autonomous City of Buenos Aires
37.406% (BADLARPP + 3.250%) due 03/29/2024 ~		90,469	445
37.903% (BADLARPP + 3.750%) due 02/22/2028 ~		22,091	103
Egypt Government International Bond
5.625% due 04/16/2030	EUR	1,500	1,601
6.375% due 04/11/2031		638	697
7.500% due 02/16/2061 (l)		$1,600	1,361
Ghana Government International Bond
6.375% due 02/11/2027 (l)		600	539
7.875% due 02/11/2035 (l)		600	512
8.750% due 03/11/2061		200	169
Ivory Coast Government International Bond
4.875% due 01/30/2032 (l)	EUR	2,900	3,284
6.625% due 03/22/2048 (l)		600	693
Provincia de Buenos Aires
37.905% due 04/12/2025 (l)	ARS	136,652	623
37.905% due 04/12/2025		100	0
Republic of Greece Government International Bond
4.300% due 02/24/2023 þ	EUR	142	173
4.300% due 02/24/2024 þ		142	179
4.300% due 02/24/2025 þ		142	185
4.300% due 02/24/2026 þ		142	188
4.300% due 02/24/2027 þ		142	193
4.300% due 02/24/2028 þ		142	198
4.300% due 02/24/2029 þ		142	199
4.300% due 02/24/2030 þ		142	202
4.300% due 02/24/2031 þ		142	204
4.300% due 02/24/2032 þ		142	208
4.300% due 02/24/2033 þ		142	212
4.300% due 02/24/2034 þ		142	216
4.300% due 02/24/2035 þ		142	218
4.300% due 02/24/2036 þ		142	222
4.300% due 02/24/2037 þ		142	227
4.300% due 02/24/2038 þ		142	228
4.300% due 02/24/2039 þ		142	233
4.300% due 02/24/2040 þ		142	233
4.300% due 02/24/2041 þ		142	237
4.300% due 02/24/2042 þ		142	239
South Africa Government International Bond 5.750% due 09/30/2049 (l)		$800	765
Turkiye Ihracat Kredi Bankasi A/S 8.250% due 01/24/2024 (l)		200	213
Ukraine Government International Bond 4.375% due 01/27/2030 (l)	EUR	1,054	1,138
Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		$240	24
8.250% due 10/13/2024 ^(d)		28	3
9.250% due 09/15/2027 ^(d)		308	30

Total Sovereign Issues (Cost $30,279)			24,913

		SHARES
COMMON STOCKS 2.5%
COMMUNICATION SERVICES 0.9%
Clear Channel Outdoor Holdings, Inc. (e)		531,903	1,542
iHeartMedia, Inc. 'A' (e)		126,306	2,448
iHeartMedia, Inc. 'B' «(e)		98,039	1,710

			5,700

ENERGY 0.1%
Axis Energy Services 'A' «(e)(k)		1,070	16
Noble Corp. (e)(k)		20,115	506

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

Valaris Ltd. (e)	1,224	43

		565

INDUSTRIALS 1.4%
Neiman Marcus Group Ltd. LLC «(e)(k)	73,491	8,205
Noble Corp. (e)	1,458	37
Voyager Aviation Holdings «(e)	995	0
Westmoreland Mining Holdings LLC «(e)(k)	50,497	0

		8,242

MATERIALS 0.1%
Associated Materials Group, Inc. «(e)(k)	114,060	804

Total Common Stocks (Cost $12,531)		15,311

WARRANTS 2.0%
INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 «	775,000	477

INFORMATION TECHNOLOGY 1.9%
Windstream Holdings LLC - Exp. 09/21/2055 «	493,740	11,848

Total Warrants (Cost $4,094)		12,325

PREFERRED SECURITIES 9.7%
BANKING & FINANCE 5.1%
AGFC Capital Trust 1.874% (US0003M + 1.750%) due 01/15/2067 ~	2,300,000	1,358
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)	70,000	63
Compeer Financial ACA 4.875% due 08/15/2026 •(i)	1,600,000	1,624
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(i)	1,000,000	1,095
Nationwide Building Society 10.250% ~	34,400	9,180
Stichting AK Rabobank Certificaten 19.437% due 12/29/2049 þ(i)	11,166,450	17,966

		31,286

INDUSTRIALS 4.6%
General Electric Co. 3.446% (US0003M + 3.330%) due 12/15/2021 ~(i)	261,000	255
Sequa Corp. (15.000% PIK) 15.000% «(c)	23,127	25,628
Voyager Aviation Holdings LLC 9.500% «	5,971	1,889

		27,772

Total Preferred Securities (Cost $43,852)		59,058

REAL ESTATE INVESTMENT TRUSTS 2.6%
REAL ESTATE 2.6%
Uniti Group, Inc.	239,397	3,426
VICI Properties, Inc.	416,263	12,217

Total Real Estate Investment Trusts (Cost $6,941)		15,643

SHORT-TERM INSTRUMENTS 7.5%
	PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 1.8%
Federal Home Loan Bank 0.016% due 11/12/2021 (g)(h)	$11,000	11,000

U.S. TREASURY BILLS 2.5%
0.049% due 11/23/2021 - 03/24/2022 (f)(g)(l)(n)(p)	15,000	14,998

U.S. TREASURY CASH MANAGEMENT BILLS 3.2%
0.049% due 01/04/2022 - 02/15/2022 (f)(g)(p)	19,200	19,197

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

Total Short-Term Instruments (Cost $45,195)	45,195

Total Investments in Securities (Cost $937,438)	964,690

Total Investments 159.1% (Cost $937,438)	$964,690
Financial Derivative Instruments (m)(o) (0.1)%(Cost or Premiums, net $2,204)	(381)
Auction Rate Preferred Shares (3.9)%	(23,525)
Other Assets and Liabilities, net (55.1)%	(334,327)

Net Assets Applicable to Common Shareholders 100.0%	$606,457

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:
Issuer Description		Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Associated Materials Group, Inc.		08/24/2020		$724	$804	0.13%
Axis Energy Services 'A'		07/01/2021		16	16	0.00
Ferroglobe PLC 9.375% due 12/31/2025		02/09/2017		1,550	1,602	0.26
Neiman Marcus Group Ltd. LLC		09/25/2020		2,408	8,205	1.35
Noble Corp.		02/05/2021 - 02/27/2021		273	506	0.08
Oracle Corp. 4.100% due 03/25/2061		06/17/2021 - 08/12/2021		221	220	0.04
Westmoreland Mining Holdings LLC		12/08/2014 - 10/19/2016		1,455	0	0.00

				$6,647	$11,353	1.86%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BOS	0.270	10/12/2021	01/10/2022		$(3,497)	$(3,498)
BPS	(1.750)	08/19/2021	TBD(2)	EUR	(592)	(683)
	(0.350)	08/13/2021	11/15/2021		(3,041)	(3,512)
	(0.300)	08/13/2021	11/15/2021		(4,680)	(5,406)
	(0.300)	08/19/2021	11/05/2021		(2,182)	(2,521)
	(0.300)	10/22/2021	01/14/2022		(2,813)	(3,252)
	(0.300)	11/01/2021	11/15/2021		(1,394)	(1,612)
	0.260	10/08/2021	11/15/2021		$(1,761)	(1,762)
	0.450	08/11/2021	11/10/2021		(1,698)	(1,699)
	0.490	08/13/2021	02/16/2022		(2,758)	(2,761)
	0.490	10/25/2021	02/16/2022		(1,025)	(1,025)
	0.500	08/03/2021	02/03/2022		(3,033)	(3,035)
	0.500	08/11/2021	02/11/2022		(6,291)	(6,298)
	0.500	10/22/2021	01/20/2022	GBP	(289)	(395)
	0.500	10/25/2021	01/24/2022		$(3,076)	(3,076)
	0.500	11/01/2021	02/03/2022		(876)	(876)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

	0.510	10/21/2021	02/17/2022		(1,337)	(1,337)
	0.530	10/07/2021	05/12/2022		(759)	(759)
	0.550	07/23/2021	04/25/2022		(3,489)	(3,494)
BRC	(0.950)	10/22/2021	TBD(2)	EUR	(1,034)	(1,195)
	(0.420)	08/19/2021	11/05/2021		(1,645)	(1,900)
	0.250	08/13/2021	TBD(2)		$(212)	(212)
	0.480	10/14/2021	01/20/2022		(6,104)	(6,105)
	0.500	07/13/2021	TBD(2)		(15,824)	(15,848)
	0.500	07/22/2021	01/24/2022		(6,108)	(6,117)
	0.500	08/06/2021	02/07/2022		(743)	(744)
	0.500	08/17/2021	TBD(2)		(18)	(18)
	0.500	08/31/2021	03/01/2022		(3,822)	(3,826)
	0.500	09/07/2021	03/07/2022		(4,086)	(4,089)
	0.500	09/09/2021	03/08/2022		(6,849)	(6,854)
	0.500	09/17/2021	03/17/2022		(3,718)	(3,721)
	0.550	06/18/2021	03/10/2022		(2,652)	(2,658)
	0.550	09/29/2021	03/10/2022		(4,342)	(4,344)
BYR	0.500	08/16/2021	01/26/2022		(104)	(104)
	0.500	10/19/2021	01/26/2022		(4,708)	(4,709)
	0.650	06/30/2021	03/25/2022		(178)	(179)
	0.650	07/29/2021	03/25/2022		(179)	(179)
	0.650	08/16/2021	03/25/2022		(88)	(88)
	0.650	10/19/2021	03/25/2022		(949)	(949)
CDC	0.270	09/27/2021	01/27/2022		(8,330)	(8,332)
	0.270	10/01/2021	01/05/2022		(105)	(105)
	0.270	10/07/2021	01/05/2022		(263)	(263)
	0.270	10/15/2021	01/13/2022		(2,831)	(2,831)
	0.270	10/20/2021	01/27/2022		(167)	(167)
	0.350	07/15/2021	01/14/2022		(1,322)	(1,323)
	0.350	07/21/2021	01/21/2022		(1,565)	(1,566)
	0.490	09/20/2021	03/21/2022		(6,497)	(6,501)
	0.490	10/01/2021	03/14/2022		(5,656)	(5,658)
	0.490	10/01/2021	04/01/2022		(7,093)	(7,096)
	0.490	10/06/2021	04/06/2022		(3,743)	(3,744)
	0.490	10/19/2021	04/01/2022		(1,182)	(1,182)
	0.490	10/21/2021	04/01/2022		(2,811)	(2,812)
	0.490	10/28/2021	04/01/2022		(1,975)	(1,975)
CEW	(0.400)	10/22/2021	01/17/2022	EUR	(553)	(639)
	(0.380)	10/27/2021	12/01/2021		(3,893)	(4,500)
	0.467	07/26/2021	01/26/2022		$(13,131)	(13,148)
	0.500	07/08/2021	01/04/2022		(11,777)	(11,796)
	0.510	10/22/2021	01/20/2022	GBP	(2,491)	(3,410)
CIB	0.570	10/13/2021	01/18/2022		$(2,134)	(2,135)
IND	0.280	09/02/2021	03/02/2022		(3,617)	(3,618)
	0.280	10/22/2021	03/10/2022		(1,934)	(1,934)
	0.300	07/21/2021	01/20/2022		(2,618)	(2,620)
	0.300	07/23/2021	01/24/2022		(4,488)	(4,492)
	0.300	09/21/2021	01/26/2022		(4,504)	(4,505)
	0.300	09/27/2021	01/31/2022		(216)	(216)
	0.300	10/21/2021	03/09/2022		(210)	(210)
	0.310	10/06/2021	04/06/2022		(2,241)	(2,242)
	0.420	07/21/2021	01/19/2022		(5,337)	(5,343)
JML	(0.800)	08/13/2021	TBD(2)	EUR	(201)	(231)
	(0.500)	08/19/2021	11/16/2021		(495)	(572)
	(0.400)	08/19/2021	11/05/2021	EUR	(2,653)	(3,065)
	(0.400)	10/08/2021	TBD(2)		(3,641)	(4,208)
	(0.380)	09/15/2021	12/01/2021		(193)	(223)
	(0.350)	10/14/2021	01/17/2022		(2,106)	(2,435)
	(0.300)	10/06/2021	01/14/2022		(4,323)	(4,997)
	(0.050)	10/06/2021	TBD(2)		$(371)	(371)
	0.150	09/15/2021	12/01/2021	GBP	(102)	(139)
	0.200	09/15/2021	12/01/2021		(3,959)	(5,419)
	0.250	08/13/2021	11/15/2021		(494)	(676)
	0.350	10/19/2021	01/18/2022		(193)	(264)
	0.350	10/22/2021	TBD(2)		(1,310)	(1,793)
	0.400	10/08/2021	TBD(2)		$(4,960)	(4,962)
RBC	0.270	10/06/2021	01/20/2022		(2,670)	(2,671)
RDR	0.270	09/20/2021	01/20/2022		(2,847)	(2,848)
	0.270	09/22/2021	01/20/2022		(294)	(294)
	0.270	09/24/2021	01/20/2022		(1,260)	(1,261)
SCX	(0.400)	10/25/2021	11/08/2021	EUR	(1,841)	(2,128)
	0.470	10/22/2021	01/19/2022	GBP	(1,197)	(1,638)
SOG	0.270	10/14/2021	11/16/2021		$(3,095)	(3,095)
	0.270	10/19/2021	11/19/2021		(1,064)	(1,064)
	0.370	10/08/2021	11/08/2021		(634)	(635)
	0.400	10/06/2021	03/01/2022		(112)	(112)
	0.470	10/12/2021	01/13/2022		(1,934)	(1,935)
	0.500	07/20/2021	01/20/2022		(2,011)	(2,014)
	0.500	08/20/2021	02/22/2022		(1,952)	(1,954)
	0.500	09/01/2021	03/01/2022		(2,986)	(2,988)
	0.500	09/15/2021	03/15/2022		(885)	(886)
	0.500	09/17/2021	03/17/2022		(6,550)	(6,554)
	0.500	09/23/2021	03/23/2022		(723)	(724)
	0.500	09/24/2021	03/23/2022		(4,565)	(4,567)
	0.500	09/28/2021	01/04/2022		(3,155)	(3,156)
	0.500	10/04/2021	04/01/2022		(2,388)	(2,389)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

				0.500			10/20/2021	04/01/2022	(4,145)		(4,146)
				0.500			10/20/2021	04/19/2022	(1,688)		(1,688)
				0.500			10/21/2021	04/19/2022	(1,130)		(1,130)
				0.500			10/29/2021	04/19/2022	(1,323)		(1,323)
				0.550			07/27/2021	04/27/2022	(4,644)		(4,651)
				0.550			09/24/2021	04/27/2022	(941)		(942)
				0.550			10/19/2021	04/27/2022	(1,048)		(1,048)
				0.550			10/26/2021	04/27/2022	(4,669)		(4,669)
TDM				0.250			06/09/2021	TBD(2)	(3)		(3)
UBS				0.270			10/08/2021	11/04/2021	(2,193)		(2,194)
				0.350			08/13/2021	TBD(2)	(1,978)		(1,980)
				0.350			08/19/2021	TBD(2)	(869)		(870)
				0.350			08/23/2021	TBD(2)	(1,915)		(1,916)
				0.350			08/24/2021	TBD(2)	(3,044)		(3,046)
				0.350			10/05/2021	TBD(2)	(6,683)		(6,685)
				0.420			10/21/2021	01/14/2022	(1,159)		(1,159)
				0.500			07/12/2021	01/10/2022	(1,273)		(1,275)
				0.500			07/14/2021	01/12/2022	(2,426)		(2,429)
				0.500			09/30/2021	01/14/2022	(10,175)		(10,179)
				0.510			06/14/2021	01/14/2022	(1,543)		(1,546)

Total Reverse Repurchase Agreements											$(340,350)

(l)	Securities with an aggregate market value of $383,187 and cash of $440 have been pledged as collateral under the terms of master agreements as of October 31, 2021.
(1)

The average amount of borrowings outstanding during the period ended October 31, 2021 was $(114,184) at a weighted average interest rate of 0.337%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2021(2)		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	06/20/2024	2.523%		$600	$(1)	$42	$41	$0	$(2)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	4.115	EUR	4,163	155	67	222	0	(35)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.505		10,600	(1,305)	1,068	(237)	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.670		2,000	(149)	81	(68)	0	(2)

							$(1,300)	$1,258	$(42)	$1	$(39)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	10,500	$(81)	$405	$324	$80	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		3,000	(43)	62	19	0	(11)
Receive(5)	1-Day USD-Federal Funds Rate Compounded-OIS	0.100	Annual	01/13/2023		$1,000	0	2	2	0	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		64,000	(594)	3,953	3,359	0	(36)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		75,590	4,664	619	5,283	0	(39)
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		56,800	(960)	1,052	92	16	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		44,900	325	3,116	3,441	0	(3)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028		16,898	0	20	20	1	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		68,300	3,736	4,619	8,355	16	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		57,200	4,175	(15)	4,160	0	(21)
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		36,100	(572)	39	(533)	0	(25)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		169,400	(5,526)	64,325	58,799	838	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		8,300	(60)	(448)	(508)	0	(44)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		14,500	(33)	0	(33)	0	(72)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		15,100	(58)	(401)	(459)	0	(77)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		10,800	(33)	(1,227)	(1,260)	0	(60)
Pay(5)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		10,900	798	(170)	628	59	0
Receive(5)	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		152,900	(2,458)	5,063	2,605	0	(787)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600	188	261	449	0	(59)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	155	314	76	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032	6,400	(123)	185	62	65	0

$3,504	$81,615	$85,119	$1,151	$(1,234)

Total Swap Agreements	$2,204	$82,873	$85,077	$1,152	$(1,273)

(n)

Securities with an aggregate market value of $4,727 and cash of $18,416 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	11/2021	GBP	11,343	$15,338	$0	$(186)
06/2022	PEN	1,240	297	0	(9)
BPS	11/2021	CAD	2,140	1,722	1	(8)
11/2021	EUR	3,817	4,418	6	0
11/2021	GBP	411	565	3	0
11/2021	$4,774	EUR	4,116	0	(16)
12/2021	AUD	127	$96	0	0
12/2021	PEN	10,265	2,573	4	0
10/2022	$2,515	PEN	10,265	0	(3)
BRC	11/2021	3	RUB	258	0	0
CBK	11/2021	EUR	1,993	$2,308	4	0
11/2021	GBP	1,793	2,436	0	(18)
11/2021	PEN	3,084	750	0	(22)
11/2021	$774	PEN	3,083	0	(2)
12/2021	128	470	0	(10)
02/2022	PEN	1,933	$473	0	(9)
03/2022	3,404	825	0	(23)
04/2022	1,627	404	0	0
08/2022	1,457	360	1	0
FBF	11/2021	$1	RUB	106	0	0
GLM	11/2021	4	271	0	0
12/2021	8	621	0	0
01/2022	1	106	0	0
HUS	11/2021	AUD	167	$125	0	(1)
11/2021	EUR	2,796	3,248	16	0
11/2021	$0	RUB	20	0	0
12/2021	PEN	154	$41	3	0
12/2021	$2,728	PEN	10,044	0	(215)
JPM	11/2021	3,090	GBP	2,267	12	0
MYI	11/2021	EUR	2,458	$2,842	0	0
11/2021	$24	AUD	33	0	0
12/2021	AUD	33	$24	0	0
RYL	11/2021	$2,408	EUR	2,072	0	(13)
SCX	11/2021	EUR	44,130	$51,172	158	0
11/2021	$4,038	EUR	3,500	8	0
12/2021	EUR	45,506	$52,692	57	0
12/2021	PEN	96	26	2	0
TOR	11/2021	$14,948	GBP	10,869	0	(73)
12/2021	GBP	10,869	$14,948	73	0
UAG	01/2022	$2	RUB	170	0	0

Total Forward Foreign Currency Contracts	$348	$(608)

(p)

Securities with an aggregate market value of $857 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2021.

FAIR VALUE MEASUREMENTS

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2021

Investments in Securities, at Value
Loan Participations and Assignments	$1,521	$150,891	$26,098	$178,510
Corporate Bonds & Notes
Banking & Finance	0	96,401	0	96,401
Industrials	0	263,841	8,495	272,336
Utilities	0	52,132	0	52,132
Convertible Bonds & Notes
Industrials	0	3,473	0	3,473
Municipal Bonds & Notes
California	0	616	0	616
Illinois	0	18,131	0	18,131
Puerto Rico	0	6,178	0	6,178
Virginia	0	769	0	769
West Virginia	0	4,717	0	4,717
U.S. Government Agencies	0	10,080	4,842	14,922
Non-Agency Mortgage-Backed Securities	0	63,928	0	63,928
Asset-Backed Securities	0	72,023	8,109	80,132
Sovereign Issues	0	24,913	0	24,913
Common Stocks
Communication Services	3,990	0	1,710	5,700
Energy	549	0	16	565
Industrials	0	37	8,205	8,242
Materials	0	0	804	804
Warrants
Industrials	0	0	477	477
Information Technology	0	0	11,848	11,848
Preferred Securities
Banking & Finance	0	31,286	0	31,286
Industrials	0	255	27,517	27,772
Real Estate Investment Trusts
Real Estate	15,643	0	0	15,643
Short-Term Instruments
Short-Term Notes	0	11,000	0	11,000
U.S. Treasury Bills	0	14,998	0	14,998
U.S. Treasury Cash Management Bills	0	19,197	0	19,197

Total Investments	$21,703	$844,866	$98,121	$964,690

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,152	0	1,152
Over the counter	0	348	0	348

$0	$1,500	$0	$1,500
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,273)	0	(1,273)
Over the counter	0	(608)	0	(608)

$0	$(1,881)	$0	$(1,881)

Total Financial Derivative Instruments	$0	$(381)	$0	$(381)

Totals	$21,703	$844,485	$98,121	$964,309

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2021:
Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2021(1)

Investments in Securities, at Value
Loan Participations and Assignments	$11,556	$22,514	$(6,994)	$(12)	$64	$255	$0	$(1,285)	$26,098	$78
Corporate Bonds & Notes
Industrials	720	0	(37)	0	0	7	8,532	(727)	8,495	0
U.S. Government Agencies	4,829	0	(22)	2	7	26	0	0	4,842	24
Asset-Backed Securities	8,980	0	0	24	0	(311)	0	(584)	8,109	(239)
Common Stocks
Communication Services	2,281	0	0	0	0	(571)	0	0	1,710	(571)
Energy	16	0	0	0	0	0	0	0	16	0
Industrials	8,086	0	0	0	0	119	0	0	8,205	119
Materials(2)	807	0	0	0	0	(3)	0	0	804	(4)
Warrants

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	October 31, 2021 (Unaudited)

Industrials	488	0	0	0	0	(11)	0	0	477	(11)
Information Technology	11,018	0	0	0	0	830	0	0	11,848	830
Preferred Securities
Industrials	25,489	322	0	0	0	1,706	0	0	27,517	2,793

Totals	$74,270	$22,836	$(7,053)	$14	$71	$2,047	$8,532	$(2,596)	$98,121	$3,019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory		Ending Balance at 10/31/2021	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$20,050	Proxy Pricing			Base Price		%	98.000 - 100.000	99.434
		3,792	Reference Instrument			Yield			5.207	—
		2,256	Third Party Vendor			Broker Quote			60.000 - 100.500	99.465
Corporate Bonds & Notes
Industrials		8,495	Reference Instrument			Weighted Average		BRL	53.507	—
U.S. Government Agencies		4,842	Proxy Pricing			Base Price		%	61.740	—
Asset-Backed Securities		8,109	Proxy Pricing			Base Price			20.950 - 94,381.570	54,748.330
Common Stocks
Communication Services		1,710	Other Valuation Techniques(3)			—			—	—
Energy		16	Other Valuation Techniques(3)			—			—	—
Industrials		8,205	Discounted Cash Flow			Discount Rate			14.250	—
Materials		804	Other Valuation Techniques(3)			—			—	—
Warrants
Industrials		477	Other Valuation Techniques(3)			—			—	—
Information Technology		11,848	Comparable Companies			EBITDA Multiple		x	4.400	—
Preferred Securities
Industrials		25,628	Comparable Companies			EBITDA Multiple		x/x	11.700/8.900	—
		1,889	Other Valuation Techniques(3)			—			—	—

Total		$98,121

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Sector type updated from Financials to Materials since prior fiscal year end.
(3)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund, by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed-through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of October 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	RDR	RBC Capital Markets LLC
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank
CDC	Natixis Securities Americas LLC	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
CEW	Canadian Imperial Bank of Commerce	RBC	Royal Bank of Canada	UBS	UBS Securities LLC
CIB	Canadian Imperial Bank of Commerce

Currency Abbreviations:
ARS	Argentine Peso	CAD	Canadian Dollar	PEN	Peruvian New Sol
AUD	Australian Dollar	EUR	Euro	RUB	Russian Ruble
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR
EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind
BABs	Build America Bonds	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation